UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025

CNB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39472	25-1450605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (814) 765-9621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	CCNE	The NASDAQ Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.125% Series A Non-Cumulative, Perpetual Preferred Stock)	CCNEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on July 24, 2025 (the “Initial Form 8-K”), on July 23, 2025, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) by and among CNB Financial Corporation (the “Company” or “CNB”), CNB Bank, the Company’s subsidiary bank (“CNB Bank”), ESSA Bancorp, Inc. (“ESSA”) and ESSA Bank & Trust, ESSA’s subsidiary bank (“ESSA Bank”), (i) ESSA merged with and into CNB, with CNB being the surviving entity, and (ii) ESSA Bank merged with and into CNB Bank, with CNB Bank being the surviving entity (the “Merger”). This Form 8-K/A amends the Initial Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of ESSA as of September 30, 2024 and 2023 and for each of the years ended September 30, 2024 and September 30, 2023 and the unaudited consolidated financial statements of ESSA for the three and six months ended March 31, 2025 and March 31, 2024, are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined consolidated financial statements of the Company for the year ended December 31, 2024 and for the three months ended March 31, 2025, giving effect to the Merger, are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of S.R. Snodgrass, P.C.

99.1	Audited consolidated financial statements of ESSA Bancorp, Inc. as of September 30, 2024 and September 30, 2023 and for each of the years ended September 30, 2024 and September 30, 2023

99.2	Unaudited consolidated financial statements of ESSA Bancorp, Inc. for the three and six months ended March 31, 2025 and March 31, 2024

99.3	Unaudited pro forma condensed combined consolidated financial statements (and related notes) of CNB Financial Corporation for the year ended December 31, 2024 and the three months ended March 31, 2025

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORPORATION

Date: October 8, 2025	By:	/s/ Tito L. Lima
Tito L. Lima
Treasurer